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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 6, 2009


                              GEMCO MINERALS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



           Florida                      000-51523                 98-0582366
           -------                      ---------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



      #203 - 20189 56th Avenue, Langley, British Columbia, Canada, V3A 3Y6
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  866-848-2940



                         -------------------------------
                         (Former name or former address,
                         if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into Material Definitive Contract
Item 3.02         Issuance of Unregistered Securities

On July 6, 2009, the registrant entered into a Loan Agreement with W.Y. ATAP Investments Inc., a British Columbia corporation (the Lender) whereby the registrant borrowed $250,000 CDN., from the Lender. The loan matures on July 5, 2011 and the registrant is required to make monthly interest payments. Repayment of the loan is guaranteed by Evan Brett, a director of the registrant and Gino Mollica, a principal shareholder of the registrant. As security for the loan, the registrant issued 2,500,000 shares of common stock registered to the Lender and delivered the shares to an Escrow Agent. The Escrow Agent shall return the shares to the registrant upon repayment or deliver the shares to the Lender in the event of default by the registrant or the loan guarantors. The registrant retains the voting rights of the security shares so long as they are in escrow. The Lender at any time may convert the loan amount into the registrant's common stock at $1.00 per share. In the event the registrant's common stock has had a market price greater than $1.50 per share for at least ninety consecutive days, the Lender must exercise its conversion option with thirty days notice by the registrant that the stock has had the $1.50 market price for at least ninety days or the conversion option will automatically terminate.

The registrant paid a five percent fee ($12,500 CDN.) to Marc Gravelle, a British Columbia resident from the loan proceeds. The registrant also issued 250,000 unregistered shares to each to Mr. Gravelle and to the Lender in consideration of the loan. The registrant also issued 300,000 unregistered shares each to Mr. Brett and Mr. Mollica in consideration of their guarantees of repayment. There is no affiliation between the registrant and the Lender or Mr. Gravelle.

With respect to the unregistered sales made, the Company relied on Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. The securities were offered to sophisticated investors and existing shareholders who were provided all of the current public information available on the Company.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

10.5     Loan Agreement dated July 6, 2009
10.6     Escrow Agreement dated July 6, 2009


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 14, 2009                      GEMCO MINERALS INC.

                                            /s/ Tom Hatton
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                                            TOM HATTON